SURRENDER AGREEMENT

An agreement to end a lease before the termination date in the original lease agreement.

Date of this Agreement:	March 8, 2007
Landlord :	345 Seventh Avenue LLC as successor in interest to Clemons Management Corp.
Address :	C/O Bernstein Real Estate 855 Avenue of the Americas New York, New York 10001
Tenant :	New York Healthcare, Inc.
Address :	345 Seventh Avenue New York, New York
Premises :	Suite 1400
Lease :	April 15, 2006
Surrender:	Tenant gives and Landlord accepts the payment of ($10.00) and other good and valuable consideration hereinafter set forth in exchange for the surrender of the Lease.
Surrender:	On or before March 15, 2007 Tenant shall give to Landlord the keys to the Premises and possession thereof in vacant and broom clean condition and free of any claims of right by any party against Landlord or its Managing Agent. Notwithstanding, all furniture, fixtures and wiring left by prior tenant will remain within the demised premises. Thereupon, Landlord shall accept the keys and possession of Premises in broom clean condition and vacant, and free of any claims of right by any party against Landlord or Managing Agent. If Tenant surrenders the demised premises on or before March 15, 2007, Landlord shall deduct the sum of $46,486.08 from Tenant's security deposit. In addition, Tenant shall pay $11,977.00 to Bernstein Real Estate, and $500.00 to Bernstein Real Estate for document preparation
Security:	Conditioned upon Tenant's full compliance with the terms contained herein, Tenant's remaining security deposit after the above mentioned deductions shall be returned to Tenant.
Release:	Upon compliance with the terms hereof, Landlord shall release Tenant and Guarnator from its future rental obligations under the Original Lease and Tenant and Guarantor hereby releases Landlord from its obligations under said Lease.

If there is more that one landlord or tenant the words "Landlord" and "Tenant" used in this agreement shall include them.

TENANT: New York Healthcare, Inc.

By: ____________________

Name: Murry Englard

Title: Director/Acting CEO

LANDLORD:
345 Seventh Avenue LLC
By: Bernstein Management Corp.
d/b/a Bernstein Real Estate

By: ____________________

Name: Vincent Terranova

Title: Executive Vice President

TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT

New York Healthcare, Inc.

A New York limited liability company with its principal offices in the city and state of New York, at 345 Seventh Avenue , New York, New York 10001 RELEASOR, in consideration of the sum of ten dollars ($10.00), and other good and valuable consideration, received from

345 Seventh Avenue LLC and Bernstein Management Corp. d/b/a Bernstein Real Estate

as RELEASEE, receipt whereof is hereby acknowledged, RELEASOR releases and discharges

345 Seventh Avenue LLC and Bernstein Management Corp. d/b/a Bernstein Real Estate

the RELEASEE, RELEASEE'S, heirs, executors, administrators, successors, and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the RELEASEE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE, in connection with a lease of Suite 1400 in the building 345 Seventh Avenue N.Y., N.Y., between Releasor as Tenant and Releasee.

Whenever the text hereof requires, the use of singular number shall include the appropriate plural number as the text of the within may require.

This RELEASE may not be changed orally.

IN WITNESS WHEREOF, the RELEASOR has caused this RELEASE to be executed by its duly authorized officers and its corporate seal to be hereunto affixed on ~~February~~ March 13, 2007.

By: [signature]

Title: Director / Acting CEO

State of New York)
) s.s.:
County of New York)

On the 13th day of March in the year 2007 before me, the undersigned, a Notary Public in and said State, personally appeared Henry England , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

[signature]

Notary Public

Notary Public
thru Dec. 2007